Exhibit 10.22
SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of March 10, 2023 to the Credit Agreement referenced below is by and among COMPUTER PROGRAMS AND SYSTEMS, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto (the “Lenders”), and REGIONS BANK, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of June 16, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, the Guarantors identified therein, the Lenders identified therein, and Regions Bank, as Administrative Agent and Collateral Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

WHEREAS, the Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendment to Credit Agreement. The definition of Consolidated Fixed Charges in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:
“Consolidated Fixed Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) the cash portion of Consolidated Interest Charges for such period plus (b) Consolidated Scheduled Funded Debt Payments for such period plus (c) Restricted Payments made by the Borrower pursuant to Section 8.4(c) during such period (other than any purchases of Equity Interests of the Borrower made between: (i) July 1, 2022 and September 30, 2022, in an aggregate amount of up to $4,000,000 and (ii) October 1, 2022 and December 31, 2022, in an aggregate amount of up to $3,676,000), all as determined in accordance with GAAP.
3.     Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by an Authorized Officer of each Credit Party, the Required Lenders and the Administrative Agent.

4.     Amendment is a “Credit Document”. This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.

5.    Representations and Warranties; No Default. Each Credit Party represents and warrants to the Administrative Agent that, on and as of the date hereof, immediately after giving effect to this Amendment, (a) the representations and warranties contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality
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in which case such representation and warranty is true and correct in all respects) as of such earlier date, and (b) no event has occurred and is continuing which constitutes an Event of Default or a Default.

6.    Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.

7.    Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting (excluding all Liens on Real Estate Assets which have been released by the Collateral Agent) and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.

    8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.

9.    Counterparts/Facsimile. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

    10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.
BORROWER:    COMPUTER PROGRAMS AND SYSTEMS, INC.,
a Delaware corporation
By:    /s/ Matt J. Chambless
Name:    Matt J. Chambless
Title:    Chief Financial Officer, Secretary and
GUARANTORS:     TRUBRIDGE, LLC,
a Delaware limited liability company

By: Computer Programs and Systems, Inc.
Its: Managing Member
    By:     /s/ Matt J. Chambless
Name:    Matt J. Chambless
Title:    Chief Financial Officer, Secretary & Treasurer

EVIDENT, LLC,
a Delaware limited liability company

By: Computer Programs and Systems, Inc.
Its: Managing Member
    By:    /s/ Matt J. Chambless
Name:     Matt J. Chambless
Title:     Chief Financial Officer, Secretary & Treasurer
HEALTHLAND HOLDING INC.,
a Delaware corporation
By:    /s/ Matt J. Chambless
Name:     Matt J. Chambless
Title:     Secretary
HEALTHLAND INC.,
a Minnesota corporation
By:    /s/ Matt J. Chambless
Name:     Matt J. Chambless
Title: Secretary

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AMERICAN HEALTHTECH, INC.,
a Mississippi corporation
By:    /s/ Matt J. Chambless
Name:     Matt J. Chambless
Title:     Secretary
RYCAN TECHNOLOGIES, INC.,
a Minnesota corporation
By:    /s/ Matt J. Chambless
Name:     Matt J. Chambless
Title:     Secretary
INETXPERTS, CORP.,
a Maryland corporation
By:    /s/ Matt J. Chambless
Name:     Matt J. Chambless
Title:     Secretary
TRUCODE LLC,
a Virginia limited liability company
By:    /s/ Matt J. Chambless
Name:     Matt J. Chambless
Title:     Chief Financial Officer
HEALTHCARE RESOURCE GROUP, INC.,
a Washington corporation
By:    /s/ Matt J. Chambless
Name:     Matt J. Chambless
Title:     Secretary and Treasurer

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ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:    REGIONS BANK
By:    /s/ George Hunter
Name:     George Hunter
Title:     Vice President

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LENDERS:    REGIONS BANK,
    as a Lender, the Issuing Bank and the Swingline Lender
By:    /s/ George Hunter
Name:    George Hunter
Title:    Vice President

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PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Jacob Mandel
Name:    Jacob Mandel
Title:    Assistant Vice President

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SILICON VALLEY BANK

By:    /s/ John Ryan
Name:    John Ryan
Title:    Vice President

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HANCOCK WHITNEY BANK

By:    /s/ Angela Dunn
Name:    Angela Dunn
Title:    Senior Vice President

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TRUSTMARK NATIONAL BANK

By:    /s/ Robert F. Diehl, Jr.
Name:    Robert F. Diehl, Jr.
Title:    Executive Vice President

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SYNOVUS BANK

By:    /s/ Custis Proctor
Name:    Custis Proctor
Title:    Corporate Banker

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BANK OF AMERICA, N.A.

By:    /s/ H. Hope Walker
Name:    H. Hope Walker
Title:    Senior Vice President

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BRYANT BANK

By:    /s/ Gregory E. Strachan
Name:    Gregory E. Strachan
Title:    President, Baldwin County Market

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